UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):
February 21, 2012 (February 14, 2012)

 MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 EX-10.2
EX-99.1 EX-99.2

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Item 1.01. Entry into a Material Definitive Agreement.

Fifth Amendment to Second Amended and Restated Credit Agreement

On February 14, 2012, Magnum Hunter Resources Corporation (the “Company”) entered into the Fifth Amendment (the “Fifth Amendment”) to the Second Amended and Restated Credit Agreement, as amended (the “Credit Agreement”), by and among the Company, the Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto.

The Credit Agreement provides for an asset-based, senior secured revolving credit facility (the “Revolving Facility”) maturing April 13, 2016, with a previously existing borrowing base of $200 million. The Revolving Facility is governed by a semi-annual borrowing base redetermination derived from the Company’s proved crude oil and natural gas reserves, and based on such redeterminations, the borrowing base may be decreased or may be increased up to a maximum commitment level of $250 million.

Pursuant to the Fifth Amendment, the Company’s borrowing base was increased to $235 million from $200 million. The Fifth Amendment also amends certain other provisions of the Credit Agreement as set forth therein.

Second Amendment to Second Lien Credit Agreement

On February 14, 2012, the Company entered into the Second Amendment (the “Second Amendment”) to the Second Lien Term Loan Credit Agreement (the “Second Lien Credit Agreement”), by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto.

The Second Lien Credit Agreement provides for a term loan credit facility (the “Term Loan Facility”) maturing on October 16, 2016, in an aggregate principal amount of $100 million, which was fully drawn on September 28, 2011. Amounts repaid under the Term Loan Facility may not be redrawn in the future.

The Second Amendment amends certain provisions of the Second Lien Credit Agreement to correspond to the amendments made pursuant to the Fifth Amendment to the Credit Agreement.

The foregoing description of the Fifth Amendment, Second Amendment, Credit Agreement and Second Lien Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of these agreements. The Fifth Amendment and Second Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. A copy of the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 14, 2011. Copies of the First Amendment to the Credit Agreement, Second Amendment to the Credit Agreement, Third Amendment to the Credit Agreement and Fourth Amendment to the Credit Agreement were filed as Exhibits 10.1, 10.1, 10.2 and 10.1 to Current Reports on Form 8-K filed with the SEC on July 19, 2011, August 18, 2011, October 4, 2011 and December 12, 2011, respectively. A copy of the Second Lien Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on October 4, 2011. A copy of the First Amendment to the Second Lien Credit Agreement was filed as Exhibit 10.2 to a Current Report on Form 8-K filed with the SEC on December 12, 2011.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Form 8-K is also incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On February 15, 2012, the Company issued a press release announcing the increase in the Company’s borrowing base as set forth in the Fifth Amendment to the Credit Agreement. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

On February 17, 2012, the Company issued a press release announcing the Company’s $25 million acquisition of Utica Shale properties in Ohio. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall each be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise expressly stated in such filing.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Fifth Amendment to Second Amended and Restated Credit Agreement, dated February 14, 2012, by and among the Company, the Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto*

10.2	Second Amendment to Second Lien Term Loan Credit Agreement, dated February 14, 2012, by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto*

99.1	Press Release of Magnum Hunter Resources Corporation Announcing Expansion of Senior Credit Facilities, dated February 15, 2012

99.2	Press Release of Magnum Hunter Resources Corporation Announcing the Company’s $25 million acquisition of Utica Shale properties dated February 17, 2012

___________________

*	The exhibits and the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION
Date: February 21, 2012	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Fifth Amendment to Second Amended and Restated Credit Agreement, dated February 14, 2012, by and among the Company, the Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto*

10.2	Second Amendment to Second Lien Term Loan Credit Agreement, dated February 14, 2012, by and among the Company, Capital One, N.A., as Administrative Agent, and the lenders and guarantors party thereto*

99.1	Press Release of Magnum Hunter Resources Corporation Announcing Expansion of Senior Credit Facilities, dated February 15, 2012

99.2	Press Release of Magnum Hunter Resources Corporation Announcing the Company’s $25 million acquisition of Utica Shale properties dated February 17, 2012

____________________

*	The exhibits and the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

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